NEW YORK MUNI FUND, INC.


Dear Fellow Shareholder:

Financial assets scored remarkable gains in 1995. For example, the Dow Jones Industrial Average ended the year above 5000, for a gain of about 33%. The Treasury bellweather thirty year "long" bond finished 1995 with a yield less than 6%, and the Bond Buyer index of forty actively traded municipal bonds registered a 15% rise.

A plethora of favorable developments was behind these gains. The economic fundamentals of modest growth and low inflation not only remained in tact, but actually began to be thought of as an enduring phenomenon. Rhetoric flowing from the White House and Congress seemed to indicate that genuine progress could be made toward erasing the federal budget deficit. Finally, the Federal Reserve began to reverse its tightfisted policy of 1994 by modestly reducing short term interest rates, for the first time in July, and then again in December. Saving and investing seemed to become fashionable again, as wage earners poured record sums into IRA and 401K retirement plans.

Importantly, unlike 1993 when the Federal Reserve actively lowered interest rates to stimulate business activity, the Fed pursued a different strategy in 1995. Indeed, throughout the year the Central Bank was being accused of being too stringent rather than too lenient. The upshot was that market interest rates fell faster than the Federal Reserve's own rate cuts, such that the spread between short and long term interest rates narrowed dramatically throughout the year.

This is important for 1996 in two respects. First, the narrowness of the interest rate spread discourages speculation and leverage. Second, since the spread itself is a reflection of a stringent monetary policy, it is highly unlikely that either economic activity or inflation will get off the ground. Indeed, while the economy may skirt a recession in 1996, the downside risks seem greater than the upside potential.

Thus, in our view, the credit easing that began in 1995 is likely to continue in 1996. As a result, interest rates are likely to continue to trend down while bond prices trend up. Unlike 1995, though, we would expect short term interest rates to begin falling somewhat faster than long term rates.

Throughout 1995 we maintained a constructive view toward the municipal bond market, and this proved to be correct. A large proportion of the Fund's assets, relative to other funds with similar investment objectives, were in municipal bonds having a high degree of sensitivity to changes in interest rates. In addition, the Fund borrows more than other funds with similar investment objectives, paying short term interest rates to buy long term municipal bonds. Borrowing also increased the Fund's sensitivity to interest rates. This boosted the Fund's total return, but lowered net interest income because short term rates were relatively high. Recent declines in short term rates should enable the Fund to earn more net interest income and dividends in 1996. On balance, we remain constructive for the municipal market in 1996, and of course since the Fund is actively managed, any change in this outlook would cause us to reduce the Fund's sensitivity to interest rates.

The municipal bond market began 1995 on a strong note as it benefited from the positive fundamentals of slow growth and low inflation, and the reduction in the issuance of state and local bonds. By late spring, however, municipals began to underperform Treasuries as discussions about a reform of the tax system, and specifically a flat tax, received attention.

In a pure flat tax system all incomes would be taxed at the same rate. In its most extreme form, all deductions would be eliminated, including those for real estate taxes, mortgage interest, municipal bond interest, and state and local income taxes.

The flat tax is a long way from being enacted, and even if it ever is enacted, it will be significantly amended. In our view it is unlikely to ever be enacted, and indeed, the Clinton Administration has already come out squarely against it. Nevertheless, the mere mention of eliminating the interest exclusion on municipal bonds hurt the market. By autumn, yields on municipal bonds were about comparable to the yield on Treasury bonds, instead of being lower, as is normal.

In our view this anomaly is presenting municipal bond investors with a unique opportunity. As this tax hysteria subsides, municipal bonds will once again sell at a premium relative to Treasuries, meaning that municipal bond prices will rise relative to Treasuries. In the worst case, municipal bonds will yield on a par with Treasuries, which is practically the case currently.

Investors in New York Muni Fund saw the Net Asset Value recover from $0.88 cents per share at the end of 1994 to $0.98 cents at the end of 1995. The Fund's total return was a respectable 15.7%, or somewhat more than the Bond Buyer Index. The issue of the flat tax unquestionably held back the Fund's performance, as it did all municipal bond funds, and so too did the narrowness of the spread between short and long term interest rates.

The fact that New York City bonds were downgraded by the rating agencies in last year's first half was an added negative. We viewed this downgrade as unjustified. We believe since New York City has the strictest financial controls of any municipality, and since perennial budget gaps are always closed, the City's bond rating should be raised.

For this reason the Fund continues to be heavily invested in New York City bonds. The Fund has also been actively investing in bonds that have been both insured by US Government agencies and municipal bond insurance companies. Indeed, as the Fund increased its activity in these issues, it reduced its holdings of LILCO bonds and resource recovery bonds, both of which were sold at substantial profits.

Interest rates will probably not fall as sharply in 1996 as they did in 1995, so returns to fixed income investors will not be as great. As discussions about the flat tax are clarified, or more likely amended, municipal bonds will outperform Treasuries. This will benefit the New York Muni Fund. Regardless, though, the fundamentals of slow growth and low inflation seem firmly entrenched, so the extreme volatility of the past few years is unlikely to recur.

Of course, interest rates and bond prices will always fluctuate, so investors are urged to undertake an investment program over time rather than in one lump sum. Meanwhile, we thank you for your continued trust, and we look forward to continuing to serve you in the future.


Sincerely,



Dr. Vincent J. Malanga
President

                                     [CHART]



Past performance is not predictive of future performance.

The above illustration compares a $10,000 investment made in the New York Muni Fund on 4/27/81 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes the value of the Index on 4/30/81 is used as the beginning vcalue on 4/27/81. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and its performance takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade tax exempt bond market, calculated by using municipal bonds selected to be representative of the market. The Index does not take into account fees and expenses. Further information relating to the Fund performance, including expense reimbursements, if applicable, is contained in the Fund's Prospectus and elsewhere in this report.

*Source: Lehman Brothers.

The Consumer Price Index is a commonly used measure of inflation; it does not represent an investment return.

                            New York Muni Fund, Inc.
                             Portfolio Composition
                               December 31, 1995



                                  [PI CHARTS]




FIXED COUPON BONDS
    FCLT-Long (maturity more than 15 years) (includes long zero coupons) FCSI-Short or Intermediate-(maturity less than 15 years)
         (includes zero coupon bonds)

VARIABLE RATE BONDS
RIB (Residential Interest Bond) type inverse floaters. These are leveraged bonds whose coupon varies with rates on short term corporate issues, and whose value will fluctuate by some multiple of the fluctuations in value of a fixed rate bond with the same maturity and coupon as the underlying bond.
    LRIB-Long Term (maturity more than 15 years)
    SRIB-Short or Intermediate Term (less than 15 year maturity)

IN (Index) based inverse floaters are bonds whose interest coupons vary inversely with an index of short term interest rates and then revert to a fixed rate mode. The duration and fluctuations on these bonds will be similar to fixed rate bonds with the same maturity.
    INLT-Long Term (maturity more than 15 years)
    INSI-Short or Intermediate Term (maturity less than 15 years)

\'86If a security has a split rating, the highest applicable rating is used, including published ratings on identical credits for individual securities not individually rated.

(Left column)

NEW YORK MUNI FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
--------------------------------------------------------------------------------

ASSETS
  Cash............................................                 $    409,040
  Investment in securities at value
    (Note 4) (cost $277,479,404)..................                  271,490,055
  Receivables:
    Interest......................................                    4,009,011
    Investment securities sold....................                    2,013,478
    Capital stock sold............................                   80,216,384
                                                                   ------------
        Total assets..............................                  358,137,968
                                                                   ------------
LIABILITIES
  Notes payable (Note 6)..........................                   64,575,000
  Payables:
    Investment securities purchased...............                   65,761,095
    Capital stock redeemed........................                      199,009
    Dividend declared.............................                       89,475
    Accrued expenses..............................                      821,758
                                                                   ------------
        Total liabilities.........................                  131,446,337
                                                                   ------------
NET ASSETS consisting of:
  Accumulated net realized loss................... $(19,488,520)
  Unrealized depreciation of securities...........   (5,989,349)
  Paid-in-capital applicable to 231,288,831
    shares of $.01 par value capital stock........  252,169,500
                                                   ------------    ------------
                                                                   $226,691,631
                                                                   ============
NET ASSET VALUE PER SHARE.........................                         $.98
                                                                           ====

(Right column)

STATEMENT OF OPERATIONS
For the Year ended December 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income.................................                 $ 13,442,670

EXPENSES (Notes 2 and 3)
  Management fee..................................   $  885,389
  Custodian and accounting fees...................      218,290
  Transfer agent fees.............................      375,225
  Professional fees...............................      238,536
  Directors' fees.................................       72,596
  Printing and postage............................       30,079
  Interest........................................    3,771,000
  Distribution expenses...........................      838,008
  Operating expenses on defaulted bonds...........       96,013
  Other...........................................       43,850
                                                     ----------
        Total expenses............................                    6,568,986
                                                                   ------------
        Net investment income.....................                    6,873,684
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized (loss) gain on:
    Investments...................................    2,599,302
    Futures contracts.............................     (147,344)
    Options written...............................      (73,794)
                                                     ----------
                                                                      2,378,164
  Net unrealized appreciation of investments......                   25,287,298
                                                                   ------------
  Net gain on investments.........................                   27,665,462
                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS........                 $ 34,539,146
                                                                   ============

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Year Ended       Year Ended
                                                                      December 31,     December 31,
                                                                      ------------     ------------
                                                                          1995             1994
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income.............................................  $  6,873,684     $ 11,648,285
  Net realized gain (loss) on investments and futures contracts.....     2,451,958      (21,046,462)
  Net realized (loss) on option contracts written...................       (73,794)         (96,873)
  Unrealized appreciation (depreciation) on investments.............    25,287,298      (27,168,378)
                                                                      ------------     ------------
        Net increase (decrease) in net assets from operations.......    34,539,146      (36,663,428)
DIVIDENDS PAID TO SHAREHOLDERS FROM:
  Investment income.................................................    (6,873,684)     (11,649,104)
  Net realized gain from investments................................      (112,509)      (1,888,345)
CAPITAL SHARE TRANSACTIONS (Note 5).................................   (13,526,231)     (12,686,075)
                                                                      ------------     ------------
        Total increase (decrease)...................................    14,026,722      (62,886,952)
NET ASSETS:
  Beginning of year.................................................   212,664,909      275,551,861
                                                                      ------------     ------------
  End of year.......................................................  $226,691,631     $212,664,909
                                                                      ============     ============

                       See Notes to Financial Statements.

NEW YORK MUNI FUND, INC.

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
Increase (Decrease) in Cash
Cash Flows From Operating Activities
  Net increase to net assets from operations...................  $   34,539,146
  Adjustments to reconcile net increase in net assets from
    operations to net cash provided by operating activities:
    Purchase of investment securities..........................    (880,868,531)
    Proceeds on sale of securities.............................     920,163,169
    Premiums paid to close options written.....................        (197,468)
    (Decrease) in interest receivable..........................         424,294
    Increase in accrued expenses...............................          42,616
    Net accretion of discount on securities....................         (51,045)
    Net realized gain (loss):
      Investments..............................................      (2,869,205)
      Options written..........................................          73,794
    Unrealized depreciation on securities and options written
      for the period...........................................     (25,287,298)
                                                                  -------------
        Net cash provided by operating activities..............      45,969,472
                                                                  -------------
Cash Flows From Financing Activities:*
    Net proceeds from notes payable............................      44,575,000
    Proceeds on shares sold....................................   2,994,410,794
    Payment on shares repurchased..............................  (3,094,316,286)
    Cash dividends paid........................................      (1,036,308)
                                                                  -------------
        Net cash used in financing activities..................     (56,366,800)
                                                                  -------------
        Net decrease in cash...................................     (10,397,328)
Cash at beginning of year......................................      10,806,368
                                                                  -------------
Cash at end of year............................................   $     409,040
                                                                  =============

---------------
*Non-cash financing activities not included herein consist of reinvestment of dividends of $6,361,886.

 Cash payments for interest expense totaled $3,667,093.

                       See Notes to Financial Statements.

NEW YORK MUNI FUND
STATEMENT OF INVESTMENTS
December 31, 1995

 Principal
  Amount                              Issue000                                                    Type0     Rating00       Value
  ------                              --------                                                    -----     --------       -----
$10,075,000     Battery Park City, HDA, RB, Series A, 5.25%, 11/01/17...........................   FCLT       AA       $  9,818,793
  4,780,000++   Cayuga County, HIC, Auburn Memorial Hospital, Asset Guaranty
                  Insured, 6.00%, 1/01/21.......................................................   FCLT       AAA         4,958,294
  2,000,000     City University, NY, COP, John Jay College, AMBAC Insured, 5.00%, 8/15/09.......   FCLT       AAA         1,940,280
  3,045,000++   Franklin County, SWMA, Solid Waste System Project, RB, 6.25%, 6/01/15...........   FCLT       BBB         3,129,864
  3,615,000++   Glen Cove, IDA, CFR, The Regency at Glen Cove Project, AMBAC
                  Insured, ETM, CAB, 10/15/19...................................................   FCLT       AAA           871,034
  2,165,000++   Glen Cove, IDA, CFR, The Regency at Glen Cove Project, ETM, CAB, 10/15/19.......   FCLT       AAA           521,657
  2,000,000++   Lyons, MCF, Initiatives Corporation Project, RB, 6.80%, 9/01/24.................   FCLT       BAA1        2,142,460
  5,290,000++   New York City, ECF, MBIA lnsured, 5.50%, 10/01/08...............................   FCSI       AAA         5,448,435
  5,925,000++   New York City, ECF, MBIA lnsured, 5.50%, 4/01/08................................   FCSI       AAA         6,102,454
  4,225,000++   New York City, GO, IFRN*, 17.36%, 10/01/03......................................   SRIB       A-          6,899,805
 18,330,000     New York City, GO, IFRN*, 3.725%, 8/01/12.......................................   INLT       A-         18,354,012
 13,640,000++   New York City, GO, IFRN*, 3.725%, 8/01/14.......................................   INLT       A-         13,581,621
 14,600,000     New York City, GO, IFRN*, 3.939%, 8/15/17.......................................   INLT       A-         13,939,058
  6,680,000++   New York City, Health & Hospital Corp, RB, Series A, 6.00%, 2/15/05.............   FCSI       BBB-        6,707,388
 25,315,000++   New York City, Health & Hospital Corp, RB, Series A, 6.30%, 2/15/20.............   FCLT       BBB        25,787,125
  5,375,000     New York City, Health & Hospital Corp, RB, Series A, AMBAC Insured,
                  5.75%, 2/15/22................................................................   FCLT       AAA         5,466,160
  2,113,000++   New York City, IDA, Imclone Systems Inc Project, AMT, 10.75%, 6/15/96...........   FCSI       NR          2,103,217
  2,200,000     New York City, IDA, Imclone Systems Inc Project, AMT, 11.25%, 5/01/04...........   FCSI       NR          2,407,416
  8,500,000     New York City, IDA, SFR, Terminal One Group Association Project, AMT,
                  6.00%, 1/01/15................................................................   FCLT       A           8,621,210
 11,870,000++   New York City, IFRN*, 8/15/10...................................................   INLT       A-         11,964,960
  2,000,000     New York State DAR, HNHRB, LOC Republic National Bank, 5.50%, 7/01/09...........   FCSI       AA          1,942,520
    700,000     New York State DAR, HNHRB, LOC Republic National Bank, 5. 75%, 7/01/14..........   FCLT       AA            685,951
  4,500,000++   New York State DAR, NHRB, LOC Chemical Bank, 5.75%, 7/01/17.....................   FCLT       AA3         4,518,765
  1,350,000     New York State DAR, NHRB, Our Lady of Consolation, Geriatric Care,
                  FHA Insured, 6.05%, 8/01/35...................................................   FCLT       AA          1,386,139
  1,000,000     New York State DAR, NHRB, Wesley Gardens Corporation, FHA Insured,
                  6.125%, 8/01/35...............................................................   FCLT       AA          1,014,850
  4,000,000     New York State DAR, RB, Court Facilities Lease 5.25%, 5/15/21...................   FCLT       BBB+        3,749,600
  4,760,000     New York State DAR, RB, Court Facilities Lease 5.50%, 5/15/23...................   FCLT       BBB+        4,615,677
  2,400,000     New York State DAR, RB, University of Rochester Strong Memorial Hospital,
                  MBIA Insured, 5.50%, 7/01/21..................................................   FCLT       AAA         2,405,688
    500,000     New York State Energy, RDA, Western New York Nuclear Service Center Project,
                  5.50%, 4/01/05................................................................   FCSI       BAA1          496,735
  3,500,000     New York State HFA, RB, Service Contract Obligation, 5.375%, 3/15/23............   FCLT       BAA1        3,290,385
  5,000,000     New York State MCFFA, Mental Health Services Facilities, FGIC Insured,
                  5.50%, 8/15/21................................................................   FCLT       AAA         5,012,500

NEW YORK MUNI FUND
STATEMENT OF INVESTMENTS (continued)
December 31, 1995

 Principal
  Amount                              Issue000                                                    Type0     Rating00       Value
  ------                              --------                                                    -----     --------       -----
  3,700,000     New York State Mortgage Agency, RB, AMT,6.10%, 4/01/26..........................   FCLT       AA       $  3,728,157
 25,000,000++   New York State Thruway Authority, Convertible, FGIC lnsured, IFRN*,
                  3.57%, 1/01/04................................................................   LRIB       AAA        25,081,000
    450,000     New York State Thruway Authority, General Revenue, MBIA Insured, 5.75%, 1/01/19.   FCLT       AAA           453,726
  5,000,000     New York State Thruway Authority, Highway & Bridge Trust Fund, 5.80%, 4/01/09...   FCSI       A+          5,163,400
  1,500,000     New York State UDC, Correctional Capital Facilities, 5.75%, 1/01/13.............   FCLT       A           1,498,380
  5,000,000     New York State UDC, Correctional Capital Facilities, FSA Insured, 5.25%, 1/01/21   FCLT       AAA         4,993,050
  5,500,000     New York State UDC, RB, Correctional Capital Facilities, FSA Insured,
                  5.375%, 1/01/25...............................................................   FCLT       AAA         5,444,120
  6,445,000++   New York State, Housing of New York Corp, RB, Refunding, 5.50%, 11/01/20........   FCLT       AA          6,324,672
  1,120,000++   New York State, MCFFA, Central Suffolk Hospital Project, 6.125%, 11/01/16.......   FCLT       BBB         1,101,766
  2,000,000++   New York State, MCFFA, Insured Mortgage Project, FHA Insured, 6.20%, 2/15/35....   FCLT       AA+         2,110,140
 12,080,000++   New York State, MCFFA, Insured Mortgage Project, MBIA Insured, 5.90%, 8/15/33...   FCLT       AAA        12,500,505
  1,000,000     New York State, MCFFA, Mercy Medical Center, LOC Natwest Bank, 5.875%, 11/01/15.   FCLT       AA-         1,030,820
  1,750,000++   New York State, MCFFA, RB, 6.50%, 11/01/14......................................   FCLT       BBB         1,843,065
  4,020,000~++  Niagara County, IDA, Falls Street Faire Project, AMT, 10.00%, 9/01/06...........   FCSI       NR          1,599,638
  9,805,000~++  Niagara County, IDA, Falls Street Faire Project, AMT, 10.00%, 9/01/06...........   FCSI       NR          3,901,606
  5,870,000~++  Niagara Falls, URA, Old Falls Street Improvement Project, 11.00%, 5/01/99.......   FCSI       NR          2,896,023
  4,350,000++   Onondaga County, IDA, Community General Hospital Project, 6.625%, 1/01/18.......   FCLT       BAA1        4,507,992
  2,470,000++   Onondaga County, IDA, Resource Recovery Project, AMT, 7.00%, 5/01/15............   FCLT       A-          2,590,388
  3,400,000++   Onondaga County, IDA, Series A, Crouse Irving Project, LOC Fleet Bank,
                  7.90%, 1/01/17................................................................   FCLT       A-          3,937,880
    855,000     Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
                  Control Facs, 6.25% Dr Pila Hospital Proj, FHA Insured, 8/01/32...............   FCLT       AAA           899,674
                                                                                                                       ------------
                         Total Investments (cost $277,479,404**)................................                       $271,490,055
                                                                                                                       ============

* Inverse Floating Rate Notes (IFRN) are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Rates shown are at year end.

** Cost for Federal income tax purposes is $277,130,118.

~ The value of these non-income producing securities has been estimated in good faith using procedures approved by the Fund's Board of Directors. See Note 4 to the financial statements.

++ Approximately $163,131,754 market value of securities are segregated in whole or in part as collateral securing a line of credit.

NEW YORK MUNI FUND
STATEMENT OF INVESTMENTS (continued)
December 31, 1995

Legend

0Type      FCLT   -Fixed Coupon Long Term
           FCSI   -Fixed Coupon Short or Intermediate Term
           LRIB   -Residual Interest Bond Long Term
           SRIB   -Residual Interest Bond Short or Intermediate Term
           INLT   -Indexed Inverse Floating Rate Bond Long Term
           INSI   -Indexed Inverse Floating Rate Bond Short or Intermediate Term

00Ratings  If a security  has a split  rating the highest  applicable  rating is used, including published ratings on identical credits for individual securities not individually rated. Ratings are unaudited.

           NR-Not Rated

000Issue   AMBAC  American Municipal Bond Assurance Corporation
           AMT    Alternative Minimum Tax
           CAB    Capital Appreciation Bond
           CFR    Civic Facility Revenue
           COP    Certificate of Participation
           DAR    Dormitory Authority Revenue
           ECF    Educational Construction Fund
           ETM    Escrowed to Maturity
           FGIC   Financial Guaranty Insurance Corporation
           FHA    Federal Housing Administration
           FSA    Financial Security Association
           GO     General Obligation
           HDA    Housing Development Authority
           HIC    Hospital Improvement Corporation
           HFA    Housing Finance Agency
           HNHRB  Hospital and Nursing Home Revenue Bonds
           IDA    Industrial Development Authority
           MBIA   Municipal Bond Insurance Assurance Corporation
           MCF    Medical Care Facilities
           MCFFA  Medical Care Facilities Finance Agency
           NHRB   Nursing Home Revenue Bonds
           RB     Revenue Bond
           RDA    Research and Development Authority
           SFR    Special Facilities Revenue
           SWMA   Solid Waste Management Authority
           UDC    Urban Development Corporation
           URA    Urban Renewal Authority

                       See Notes to Financial Statements.

NEW YORK MUNI FUND

NOTES TO FINANCIAL STATEMENTS
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

    New York Muni Fund, Inc. (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks to provide a high level of income that is excluded from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes and is consistent with the preservation of capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements:

        Valuation of Securities-Investments are stated at value based on prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities not priced in this manner are at the mean of the last reported bid and asked prices provided by principal market makers and recognized dealers in such securities. Other assets and securities for which no quotations are readily available are valued in good faith under methods approved by the Board of Directors.

        Futures Contracts and Options Written on Future Contracts-Initial margin deposits with respect to these contracts are maintained by the Fund's custodian in segregated asset accounts. Subsequent changes in the daily valuation of open contracts are recognized as unrealized gains or losses.
    Variation margin payments are made or received as daily appreciation or depreciation in the value of these contracts occurs. Realized gains or losses are recorded when a contract is closed.

        Options Written on Municipal Bonds-The Fund writes options on municipal bonds. Premiums received for options written are recorded as a liability and subsequently marked to market daily to reflect the current value of the options written. If the written option expires unexercised, the premium received is treated as realized gain. If the option is exercised, the premium received is used to reduce the cost of the security purchased or sold.

        Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable and tax exempt income to its shareholders. Therefore, no provision for federal income tax is required.

        Distributions-The Fund declares dividends daily from its net investment income and pays such dividends on the last business day of each month. Distributions of net capital gains, if any, realized on sales of investments are made annually, as declared by the Fund's Board of Directors. Distributions are determined in accordance with income tax regulations. Dividends are reinvested at the net asset value unless shareholders request payment in cash.

        General-Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discount on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net operating expenses incurred on properties collateralizing defaulted bonds are charged to operating expenses as incurred. Costs incurred to restructure defaulted bonds are charged to realized losses as incurred.

        Accounting Estimates-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW YORK MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

2. Investment Advisory Fees and Other Transactions with Affiliates

    Under a Management Agreement, the Fund pays an investment management fee to Fundamental Portfolio Advisors, Inc. (the Manager) equal to 0.5% of the Fund's average daily net asset value up to $100 million and decreasing by .02% of each $100 million increase in net assets down to 0.4% of net assets in excess of $500 million. The Manager is required to reimburse the Fund an amount not exceeding the amount of fees payable to the Manager under the agreement for any fiscal year, if, and to the extent that the aggregate operating expenses of the Fund for any fiscal year including the fees payable to the Manager, but excluding interest expenses, taxes, brokerage fees and commissions, expenses paid pursuant to the Distribution Plan, and extraordinary expenses exceeds, on an annual basis, 1.5% of the average daily net assets of the Fund. No such reimbursement was required for the year ended December 31, 1995.

    Pursuant to a Distribution Plan (the Plan) adopted pursuant to Rule 12b-1 promulgated under the Investment Company Act of 1940, the Fund may pay certain promotional and advertising expenses and may compensate certain registered securities dealers and financial institutions for services provided in connection with the processing of orders for purchase or redemption of the Fund's shares and furnishing other shareholder services. Payments by the Fund shall not in the aggregate, in any fiscal year, exceed 0.5% of the average daily net assets of the Fund.

    Under a distribution agreement with Fundamental Service Corporation (FSC), an affiliate of the Manager, amounts are paid under the Plan to compensate FSC for the services it provides and the expenses it bears in distributing the Fund's shares to investors. Any cumulative distribution expenses related to the Fund incurred by FSC in excess of the annual maximum amount payable by the Fund under the Plan may be carried forward for three years in anticipation of reimbursement by the Fund on a "first in-first out" basis. If the Plan is terminated or discontinued in accordance with its terms, the obligation of the Fund to make payments to FSC will cease and the Fund will not be required to make payments past the termination date. Amounts paid to FSC pursuant to the agreement totaled $420,197 for the year ended December 31, 1995. The Fund compensates Fundamental Shareholder Services, Inc., an affiliate of the manager, for the services it provides under a Transfer Agent and Service Agreement. Transfer agent fees for the year ended December 31, 1995 are set forth in the statement of operations.

3. Directors' Fees

    All of the Directors of the Fund are also directors or trustees of two other affiliated mutual funds for which the Manager acts as investment adviser. For services and attendance at board meetings and meetings of committees which are common to each Fund, each Director who is not affiliated with the Manager is compensated at the rate of $6,500 per quarter pro rated among the funds based on their respective average net assets.

4.  Complex   Securities,   Concentrations   of  Credit  Risk,   and  Investment
Transactions

  Inverse Floating Rate Notes (IFRN):

    The Fund invests in variable rate securities commonly called "inverse floaters". The interest rates on these securities have an inverse relationship to the interest rate of other securities or the value of an index. Changes in interest rate on the other security or index inversely affect the rate paid on the inverse floater, and the inverse floater's price will be more volatile than that of a fixed-rate bond. Certain interest rate movements and other market factors can substantially affect the liquidity of IFRN's.

NEW YORK MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

    Futures Contracts and Options on Futures Contracts:

    The Fund invests in futures contracts, consisting primarily of US Treasury Bond Futures. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contract markets" which through their clearing corporations, guarantee performance of the contracts. In addition the Fund invests in options on US Treasury Bond Futures which give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide before a future date whether to enter into such a futures contract. Both types of contracts are marked to market daily and changes in valuation will effect the net asset value of the Fund.

    The Fund's principal investment objective in holding or issuing derivative financial instruments is as a hedge against interest-rate fluctuations in its municipal bond portfolio, and to enhance its total return. The Fund's principal objective is to maximize the level of tax-exempt interest income while maintaining acceptable levels of interest rate and liquidity risk. To achieve this objective, the Fund uses a combination of derivative financial instruments principally consisting of US Treasury Bond Futures and Options on US Treasury Bond Futures. Typically the Fund sells treasury bond futures contracts or writes treasury bond option contracts. These activities create off balance sheet risk since the Fund may be unable to enter into an offsetting position and under the terms of the contract must deliver the underlying security at a specified time at a specified price. The cost to the Fund of acquiring the security to deliver may be in excess of recorded amounts and result in a loss to the Fund. During the year ended December 31, 1995, the Fund had daily average notional amounts outstanding of approximately $6,300 and $904,100 of short positions on US Treasury Bond Futures and options written on US Treasury Bond Futures, respectively. Realized gains and losses from these transactions are stated separately in the Statement of Operations.

    The following table summarizes option contracts written by the Fund for the year ended December 31, 1995.

                                      Number of  Premiums             Realized
                                      Contracts  Received     Cost      Loss
                                      ---------  --------     ----      ----
Contracts outstanding December 31, 1994  100     $123,674
Options written........................    -         -           -
Contracts closed or expired............  100     (123,674)   $197,468  ($73,794)
                                         ---     --------
Contracts outstanding December 31, 1995    -     $      0
                                         ===     ========

    Concentration of Credit Risk:
    The Fund owns 100% of two Niagara Falls Industrial Development Agency bonds ("IDA Bonds") due to mature on September 1, 2006, and 98.3% of a Niagara Falls New York Urban Renewal Agency 11% bond ("URA Bond") due to mature on May 1, 2009 which are in default. The IDA Bonds are secured by commercial retail and office buildings known as the Falls Street Faire and Falls Street Station Projects ("Projects"). The URA Bond is secured by certain rental payments from the Projects. There is uncertainty as to the timing of events and the subsequent ability of the Projects to generate cash flows sufficient to service the IDA and URA Bonds. These bonds are valued under methods determined by the Board of Directors. In the aggregate these bonds are valued at $8,397,267 at December 31, 1995 (42.64% of their face value of $19,695,000). No interest income was accrued on these bonds during the year ended December 31, 1995.

NEW YORK MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

    On October 6, 1992 the Fund entered into an agreement to restructure the terms of the IDA bonds whereby the lessors of the Projects agreed to surrender control of the Projects and waive any and all rights and interests of any kind in the Projects. Legal, investment banking, and other restructuring costs charged to realized loss totaled approximately $269,900 for year ended December 31, 1995 ($1,193,500 cumulatively from October 6, 1992 to December 31, 1995). The Fund has retained an investment banker to assist them in finding the highest and best use for the Projects. The Fund, through its investment banker, engaged a manager to operate the Projects on its behalf, and the Fund is paying the net operating expenses of the Projects. Net operating expenses related to the Projects for the year ended December 31, 1995 are disclosed in the statement of operations, and cumulatively from October 6, 1992 to December 31, 1995 totaled approximately $372,000.

    Other Investment Transactions:

    During the year ended  December 31, 1995,  purchases and sales of investment
securities,   other  than  short-term   obligations,   were   $865,543,943   and
$878,083,183 respectively.

    As of December 31, 1995 net unrealized depreciation of portfolio securities on a federal income tax basis amounted to $5,640,063 composed of unrealized appreciation of $8,244,445 and unrealized depreciation of $13,884,508.

5. Capital Stock

    As of December 31, 1995 there were 500,000,000 shares of $.01 par value capital stock authorized. Transactions in capital stock were as follows:

                                                          Year Ended                          Year Ended
                                                       December 31, 1995                   December 31, 1994
                                                 -------------------------------    -------------------------------
                                                    Shares            Amount            Shares            Amount
                                                    ------            ------            ------            ------

Shares sold..................................    3,269,945,429    $3,074,627,178     2,943,748,646    $3,005,186,891
Shares issued on reinvestment of dividends...        6,772,089         6,361,886        10,690,975        11,094,904
Shares redeemed..............................   (3,287,552,791)   (3,094,515,295)    2,946,253,498)   (3,028,967,870)
                                                 -------------    --------------     -------------    --------------
Net increase (decrease)......................      (10,835,273)   $  (13,526,231)        8,186,123    $  (12,686,075)
                                                 =============    ==============     =============    ==============

6.Line of Credit

    The Fund has line of credit agreements with banks collateralized by cash and portfolio securities. Borrowings under these agreements bear interest linked to the banks' prime rate.

NEW YORK MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

7.Selected Financial Information

                                                                               Years Ended December 31,
                                                                ----------------------------------------------------
                                                                1995        1994        1993        1992        1991
                                                                ----        ----        ----        ----        ----
PER SHARE OPERATING PERFORMANCE
  (for a share outstanding throughout the year)
Net Asset Value, Beginning of Year.........................     $0.88       $1.18       $1.21       $1.14       $1.04
                                                                -----       -----       -----       -----       -----
Income from investment operations:
Net investment income......................................      .035        .056        .065        .061        .059
Net realized and unrealized gains (losses)
  on investments...........................................      .101       (.290)       .082        .070        .100
                                                                -----       -----       -----       -----       -----
        Total from investment operations...................      .136       (.234)       .147        .131        .159
                                                                -----       -----       -----       -----       -----
Less Distributions:
Dividends from net investment income.......................     (.035)      (.056)      (.065)      (.060)      (.059)
Dividends from net realized gains..........................     (.001)      (.010)      (.112)      (.001)         -
                                                                -----       -----       -----       -----       -----
        Total distributions................................     (.036)      (.066)      (.177)      (.061)      (.059)
                                                                -----       -----       -----       -----       -----
Net Asset Value, End of Year...............................     $0.98       $0.88       $1.18       $1.21       $1.14
                                                                =====       =====       =====       =====       =====
Total Return...............................................    15.67%     (20.47%)     12.58%      11.83%      15.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000)..............................  $226,692    $212,665    $275,552    $196,516    $183,307
Ratios to Average Net Assets:
  Interest expense.........................................     2.09%       1.59%        .61%        .19%        .09%
  Operating expenses.......................................     1.55%       1.62%       1.44%       1.50%       1.69%
                                                                -----       -----       -----       -----       -----
        Total expenses.....................................     3.64%       3.21%       2.05%       1.69%       1.78%
                                                                =====       =====       =====       =====       =====
        Net investment income..............................     3.81%       5.34%       5.20%       5.16%       5.47%
Portfolio turnover rate....................................   347.50%     289.69%     404.05%     460.58%     365.12%

BANK LOANS
Amount outstanding at end of year (000 omitted)............  $ 64,575    $ 20,000    $ 20,873    $    725    $    -
Average amount of bank loans outstanding during the year
  (000 omitted)............................................  $ 49,603    $ 54,479    $ 24,100    $  5,194    $  1,483*
Average number of shares outstanding during the year
  (000 omitted)............................................   191,692     206,323     184,664     161,404     167,206*
Average amount of debt per share during the year...........  $   .259    $   .264    $   .131    $   .032    $   .009

*Based on monthly average

NEW YORK MUNI FUND

December 31, 1995
--------------------------------------------------------------------------------

8. Contingencies

    The Fund has been named as a defendant in a class action lawsuit alleging that the Fund invested in certain derivative financial instruments that were inconsistent with the Fund's stated investment objectives. The suit claims that the defendants, which include the Fund's investment adviser, distributor, and certain control persons, are liable for damages because there existed material misstatements or omissions in the prospectuses that rendered them misleading.

    Management has entered into negotiations with the plaintiffs who have consented to a series of adjournments of all operative dates in the litigation. These negotiations have resulted in a settlement in principle with the plaintiffs that, if consummated, would require a payment of approximately $500,000 or more under certain future circumstances by the Fund's investment adviser and no liability or cost to the Fund or its shareholders. The contemplated stipulation of settlement expressly states that the setttlement does not constitute an admission of wrongdoing by the Fund or any of the other defendants. The settlement remains subject to final documentation and agreement by the parties and approval by the Court. If the settlement is not successfully concluded, the Fund intends to contest the litigation vigorously. If this litigation ever goes forward, it would involve significant complexities that preclude a present determination of whether any liability to the Fund ultimately would result and, if so, whether any such liability would be material to the financial position of the Fund. Accordingly, and because the contemplated settlement does not require any payment by the Fund, no amount has been accrued in the financial statements with respect to this matter.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders
New York Muni Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of New York Muni Fund, Inc. as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and selected financial information for each of the five years in the period then ended. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of New York Muni Fund, Inc. as of December 31, 1995 and the results of its operations, cash flows, changes in net assets, and selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

As explained in Note 4, the financial statements include securities valued at $8,397,267 (3.7% of net assets) whose values have been estimated by the Board Directors in the absence of readily estimatable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of value of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.


New York, New York
February 13, 1996

(Left column)

                           NEW YORK MUNI FUND, INC.(r)
                              90 Washington Street
                               New York, NY 10006
                                 1-800-322-6864

                              Independent Auditors
                            McGladrey & Pullen, LLP
                               New York, NY 10017

                                    Attorney
                            Kramer, Levin, Naftalis,
                            Nessen, Kamin & Frankel
                                919 Third Avenue
                               New York, NY 10022

This report and the financial statements contained herein are submitted for the general information of the shareholders of theFund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


(Right Column)

                          NEW YORK MUNI FUND, INC.(r)

                                 Annual Report
                               December 31, 1995

                               NEW YORK MUNI FUND

                                     Triple
                               Tax-Free Investing

                                  FUNDAMENTAL
                          Fundamental Family of Funds